Vanguard Global Minimum Volatility Fund

Supplement dated November 14, 2018 to the Prospectus and Summary Prospectus dated February 22, 2018

Prospectus and Summary Prospectus Text Changes

The following replaces similar text under the heading “Investment Advisor”:

Portfolio Manager

Antonio Picca, Portfolio Manager at Vanguard. He has managed the Fund since 2018.

Prospectus Text Changes

The following replaces similar text under the heading Investment Advisor:

The manager primarily responsible for the day-to-day management of the Fund is:

Portfolio Manager

Antonio Picca, Portfolio Manager at Vanguard. He has worked in investment management since 2015, has been with Vanguard since 2017, and has managed the Fund since 2018. Prior to joining Vanguard, he was a research associate on the strategy research team of Dimensional Fund Advisors. Education: B.S., Bocconi University; M.S., London School of Economics; M.B.A. and joint Ph.D., University of Chicago Booth School of Business and Department of Economics.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 1194 112018

Vanguard® Whitehall Funds

Supplement dated November 14, 2018 to the Statement of Additional Information Dated February 22, 2018

Statement of Additional Information Text Changes

Changes to the Vanguard Global Minimum Volatility Fund (the “Fund”).

Antonio Picca is now the sole portfolio manager for the Fund. All references to Anatoly Shtekham and Fei Xu are removed from the Statement of Additional Information.

In the Investment Advisory and Other Services section, the following replaces similar text in the third paragraph under the heading “1. Other Accounts Managed” on page B-55:

Antonio Picca manages Vanguard Global Minimum Volatility Fund; as of September 30, 2018, the Fund held assets of $3.2 billion. As of September 30, 2018, Mr. Picca also co-managed all or a portion of 7 other registered investment companies with total assets of $239.4 million and 8 other pooled investment vehicles with total assets of $484.7 million (none of which had advisory fees based on account performance).

Within the same section, the following text is added under the heading “4. Ownership of Securities” on page B-56:

As of September 30, 2018, Mr. Picca did not own any shares of Vanguard Global Minimum Volatility Fund.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 934C 112018